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                                                                    EXHIBIT 10.8

                               LOCK-UP AGREEMENT

D.H. Blair Investment Banking Corp.
44 Wall Street
New York, New York  10005

     RE:  NOTIFY CORPORATION

Gentlemen:

     In consideration of the public offering of units comprised of shares of Common Stock and warrants to purchase shares of Common Stock (the "Units") of Notify Corporation, a California corporation (the "Company"), and to induce you to act as underwriters in connection with the offering, the undersigned holder of shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, hereby covenants and agrees with you, D.H. Blair Investment Banking Corp ("Blair) that:

      1. For a period of thirteen (13) months following the closing date of the Company's initial public offering of securities, the undersigned will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), without the prior written consent of Blair. In order to enforce this covenant, the Company may impose stop-transfer instructions with respect to all of the undersigned's shares of Common Stock until the end of such period.

      2. The undersigned waives any anti-dilution rights which it might hold with respect to securities of the Company under any agreement between the undersigned and the Company; and

      3. The undersigned waives any registration rights it may have with respect to the Company's initial public offering and for a period of 13 months thereafter.

     If the Company's initial public offering has not been completed by 5:00 P.M. New York City time on June 30, 1997, this agreement shall then terminate and be of no further force and effect.


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